UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

                 November 25, 2024 (November 22, 2024)

Date of Report (Date of earliest event reported)

International Seaways, Inc.

(Exact Name of Registrant as Specified in Charter)

            1-37836-1

Commission File Number

Marshall Islands	98-0467117
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

600 Third Avenue, 39th Floor

                   New York, New York 10016

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 578-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Symbol	Name of each exchange on which registered
Common Stock (no par value)	INSW	New York Stock Exchange
Rights to Purchase Common Stock	N/A	New York Stock Exchange

Introductory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K of International Seaways, Inc. (the “Company”) filed with the Securities and Exchange Commission on November 25, 2024 (the “Initial Form 8-K”), solely to supplement the Company’s disclosure under Item 5.02 of the Initial Form 8-K. The Initial Form 8-K reported, among other things, the resignation of Douglas D. Wheat as the Chairman of the board of directors of the Company (the “Board”) and his transition to becoming Chairman Emeritus and a consultant to the Board and the Chief Executive Officer. At the time of the filing of the Initial Form 8-K, the terms of Mr. Wheat’s consulting agreement had not yet been finally determined. This Amendment is being filed solely for the purpose of amending the disclosure in the Initial Form 8-K to include a description of the terms of Mr. Wheat’s consulting agreement. This Amendment does not otherwise modify or update any other disclosures in the Initial Form 8-K.

Section 5 – Corporate Governance and Management

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with Mr. Wheat’s retirement from the Board and appointment as Chairman Emeritus, on November 27, 2024, the Company entered into a consulting agreement (the “Consulting Agreement”) with Mr. Wheat. The Consulting Agreement continues in force so long as Mr. Wheat holds the title of Chairman Emeritus and may not be terminated by Mr. Wheat until after November 23, 2025 (upon four weeks’ notice) (such period, the “Term”). During the Term, Mr. Wheat will be an independent contractor of the Company and will be available to provide consulting services to the Board and the Chief Executive Officer on an as-needed basis. For his service during the Term, Mr. Wheat will be paid a consulting fee in two equal installments of $250,000 each, the first to be paid within ten business days following the execution of the Consulting Agreement, and the second to be paid on the date that is three months after the date of the Consulting Agreement (or, if such day is not a business day, the following business day). The Consulting Agreement also contains customary confidentiality and non-disparagement provisions, and the Company may terminate the agreement if Mr. Wheat provides services to any competitor of the Company during the Term. This description of the Consulting Agreement is only a summary of the terms and provisions thereof and is qualified in their entirety by the full text of the Consulting Agreement, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Pursuant to General Instruction B.2 of Form 8-K, the following exhibit is filed with this Form 8-K.

Exhibit No.	Description
99.1	Consulting Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SEAWAYS, INC.
(Registrant)

Date: December 4, 2024	By	/s/ James D. Small III
		Name:	James D. Small III
		Title:	Chief Administrative Officer, Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Consulting Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)